UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 17, 2017

OncoCyte Corporation
(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue, Suite 102
Alameda, California 94501
(Address of principal executive offices)

(510) 775-0515
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s Form 10 filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that OncoCyte may make with the SEC.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, OncoCyte disclaims any intent or obligation to update these forward-looking statements.

Item 1.01          Entry into a Material Definitive Agreement.

The information contained in Item 3.02 below is incorporated by reference herein.

Item 3.02          Unregistered Sales of Equity Securities.

On February 17, 2017, OncoCyte Corporation (“OncoCyte”) entered into two forms of Warrant Exercise Agreement (collectively, the “Agreement”) with certain holders of OncoCyte’s warrants issued in its August 2016 private placement (the “Original Warrants”).  Pursuant to one form of the Agreement, holders agreed to cash exercise Original Warrants to purchase 200,000 shares of OncoCyte’s common stock (the “Common Stock”) at their exercise price of $3.25 per share, and OncoCyte agreed to issue to each such holder new warrants (the “New Warrants”) to purchase an equal number of shares of Common Stock at an exercise price of $5.50 per share.  Pursuant to the alternate form of the Agreement, the holder agreed to cash exercise Original Warrants to purchase 425,000 shares of Common Stock at the exercise price of $3.25 per share, and OncoCyte agreed to issue to such holder a New Warrant to purchase one half of such number of shares of Common Stock at an exercise price of $3.25 per share.  In this alternate form of the Agreement, OncoCyte also agreed to file with the U.S. Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable upon exercise of the New Warrant and to keep it continuously effective for up to five years, subject to conditions set forth in the Agreement.  In the aggregate, OncoCyte received gross proceeds of approximately $2.0 million and issued 412,500 New Warrants to purchase shares of Common Stock at a weighted average price of $4.34 per share.

The New Warrants have an exercise price of either $3.25 or $5.50 per share of Common Stock, were exercisable upon issuance, and may be exercised until February 17, 2022.

OncoCyte issued the New Warrants to investors without registration under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state securities laws for transactions by an issuer not involving any public offering.  All investors were accredited and no form of general solicitation or general advertising was used in connection with the transaction.

The foregoing description of the Agreement and the New Warrants do not purport to be complete and are qualified in their entirety by the full text of such documents, which are filed as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report and incorporated by reference into this Item 3.02.

Section 5 - Corporate Governance and Management

Item 5.02 - Compensatory Arrangements of Certain Officers

Executive Compensation

On February 17, 2017, OncoCyte’s Board of Directors, based on the recommendation of its Compensation Committee, determined to grant stock options to certain executive officers, including those shown in the following table.

Name of Executive	Title	Number of Options
William Annett	President and Chief Executive Officer	225,000
Kristine C. Mechem	Vice President of Marketing	67,500

The stock options were granted under OncoCyte’s Employee Stock Option Plan (the “Plan”). The options will vest and become exercisable as follows:  25 percent of the options will vest upon the executive’s completion of one year of continuous service as an OncoCyte executive officer or employee from the date of grant, and the balance of the options shall vest in 36 equal monthly installments, commencing on the first anniversary date of the grant, in each case based upon the executive’s continued service as an OncoCyte executive officer or employee.

The options will expire if not exercised 10 years from the date of grant.  However, in the event of termination of the executive's employment for any reason other than death or disability, the options will expire three months following the termination of employment, and in the event of the executive's death or disability, the options will expire if not exercised within the first year following cessation of employment due to death or disability, and in each case may be exercisable only up to the amount vested on the date the executive’s employment terminates.

The exercise price of such options is $4.70, the fair market value of OncoCyte common stock determined in accordance with the Plan. The options shall be incentive stock options pursuant to Section 422 of the Internal Revenue Code, to the extent permitted by the Code.

Item 7.01          Regulation FD Disclosure.

On February 21, 2017, OncoCyte issued a press release announcing that it had closed the transactions contemplated by the Agreement.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by OncoCyte under the Securities Act or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Form of New Warrant
10.1	Form of Warrant Exercise Agreement
10.2	Alternate form of Warrant Exercise Agreement
99.1	Press release issued by OncoCyte Corporation dated February 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: February 24, 2017	By:	/s/ Russell Skibsted
Russell Skibsted
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Form of New Warrant
10.1	Form of Warrant Exercise Agreement
10.2	Alternate form of Warrant Exercise Agreement
99.1	Press release issued by OncoCyte Corporation dated February 21, 2017